UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05037

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2017

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT
TCM Small Cap Growth Fund

September 30, 2017

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	6
Fund Information	7
Schedule of Investments	8
Fund Expense Example	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Approval of Investment Advisory Agreement	24
Trustees and Executive Officers	27
Additional Information	31
Privacy Notice	33

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

November 10, 2017

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”).  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2017.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

As is evident from the quarterly results in the table below, it was a remarkable fiscal year for the stock market as well as the Fund.  Each quarter, performance by the equity markets seemed like a repetitive refrain as investors generally shrugged off a variety of potentially tumultuous events, including Fed efforts to tighten monetary policy, political turmoil surrounding legislative inaction, and increasing conflicts overseas such as threats by North Korea.  Throughout the past year the U.S. economy has looked relatively healthy, with unemployment hitting a 16-year low (and lower than 96% of the time since 1970) and companies reasonably optimistic that legislators will indeed pass positive corporate tax reform. The Fund’s strong outperformance of its benchmark, the Russell 2000® Growth Index, for the one year ended September 30, 2017 was driven entirely by positive stock selection in the following economic sectors – technology, industrials, energy, healthcare, financials and materials.  For that period, the effect of our sector weights was negative due primarily to an overweight to energy (the poorest performing sector for the period).  In addition, any cash held by the Fund had a negative effect relative to the benchmark in such a strong market.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2017 for the Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2016	8.22%	3.57%	2.61%
1st Quarter 2017	7.47%	5.35%	5.81%
2nd Quarter 2017	4.25%	4.39%	4.58%
3rd Quarter 2017	7.21%	6.22%	5.51%
1 Year	29.99%	20.98%	19.85%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2016.  It was a remarkable quarter in terms of both political intrigue and the powerful market response to President Trump’s unexpected victory.  Animal spirits, otherwise known as a spontaneous urge to buy stocks, were high as

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

investors reacted to the “possibility” of lower corporate tax rates, reduced regulatory burdens, and economic stimulus driven by increased infrastructure spending.  While many boats were lifted in this rally, the fourth quarter was overall a reversal of the summer’s rally in the smallest and lowest quality stocks (as measured by market cap or returns on equity and invested capital), which was positive for the Fund’s relative performance.  The Fund outperformed its benchmark based on strong stock selection in technology, financials, industrials, materials, energy and healthcare.  The effect of our sector weights also made a positive contribution based primarily on our overweight to industrials and underweight to healthcare.

First Quarter 2017.  The first quarter of 2017 was reasonably strong for stocks as investors continued to believe that our legislative and executive branches will eventually take positive action on tax reform, burdensome regulations, and infrastructure spending.  The failure by a GOP controlled congress and presidency to pass healthcare reform was a reminder of the difficulty of adopting major legislation and a warning to future expectations.  With that backdrop, the focus of investors turned in the first quarter from industrial stocks that might benefit from infrastructure spends and regulatory reform to technology companies with growth prospects leveraged to a stronger economy.  The Fed raised rates in March as widely expected and signaled that the economy was strong enough to support further hikes in 2017.

The top performing sectors in the Russell 2000® Growth Index for the quarter were healthcare, materials and technology, with the laggard being the energy sector by a wide margin.  The performance of the healthcare sector was driven in large part by biotech and pharma stocks.  Even though the Fund was underweight those types of stocks, our stock selection in other healthcare industries, such as healthcare providers and professional services, was positive and offset that headwind.  The Fund’s overall outperformance for the period was due to very strong stock selection in technology, healthcare, industrials and energy, offset by the negative effects of our sector allocation (primarily an overweight to energy and underweight to healthcare).

Second Quarter 2017.  Although inflation continued to be stubbornly below the Fed’s target rate of 2%, the Fed again raised rates in June and signaled a possible additional hike before year end.  That decision was based on the view that weak inflation indicators reflected temporary factors such as falling cell phone prices and lower than expected drug prices, and that domestic wage inflation is likely to rise given current unemployment trends.  The top performing sectors in the Russell 2000® Growth Index for the second quarter were healthcare and technology, together accounting for over 76% of the total return of the index.  As with the prior quarter, a significant portion of the performance of the healthcare sector was driven by biotech and pharma stocks.  The Fund performed in-line with the benchmark for the quarter with strong stock selection in healthcare, consumer discretionary, industrials and energy being entirely offset by the negative effects of our sector weights, including our overweight to energy and industrials and underweight to healthcare.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Third Quarter 2017.  Market response to second quarter earnings, reported in the third quarter, was volatile with positive results getting lukewarm investor reaction, and earnings or guidance misses being punished.  Given current valuations, this was not unexpected.  After a lukewarm stock market in August in light of those earnings, the year-to-date rally resumed in response to proposed lower corporate tax rates (positives for small caps) and pronouncements from the Fed reflecting higher confidence in economic growth along with lower deflation risk.  The outperformance of the Fund for the quarter was driven almost entirely by stock selection, with technology, industrials and consumer discretionary being the strongest contributors.  Our overweight to industrials also helped a bit, offset by the effect of cash in a strong quarter.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2017 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Tower Semiconductor
(customizable chip manufacturer)	2.48	1.94
Take-Two Interactive Software
(console gaming entertainment)	1.83	1.69
Kinsale Capital Group
(property and casualty insurance products)	1.79	1.40
MasTec (infrastructure construction services)	2.35	1.24
Veeva Systems (life sciences cloud-based software)	1.47	1.08

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Fabrinet
(electronic components contract manufacturer)	1.10	-0.37
Superior Energy Services
(oilfield services and equipment)	0.29	-0.32
athenahealth (cloud-based services for
medical groups and health systems)	0.13	-0.31
Chuy’s Holdings (Mexican/Tex-Mex restaurants)	0.41	-0.31
Patterson-UTI Energy
(oilfield drilling and pumping services)	0.50	-0.26

With another earnings season upon us, rising valuations continue to be in focus, with the need for strong fundamentals to support current stock prices.  The market continues to climb this “wall of worry,” and as long as the yield curve maintains its upward slope and junk spreads don’t materially widen, it will likely take a substantial increase in interest rates or negative earnings revisions to break the trend, absent an

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

exogenous event (although we note that many unsettling events have failed to rattle this market).  How the bond market reacts to the Fed’s balance sheet tapering will be interesting as the move is well telegraphed and, as of yet, has had little impact.  However, the actual tapering as opposed to the talking has not yet occurred.  We note that stocks can perform well in periods of rising rates, at least until the winds of recession blow on the horizon, which we do not see occurring in the near term.

Our charge remains the same, as it has for over 21 years, to focus on finding companies that can meet or beat their earnings expectations, and own them when they have sustainable/rising valuations relative to the benchmark.  We again thank you for your support.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Index is an unmanaged index that serves as a benchmark for small-cap stocks by measuring the performance of approximately 2,000 small-cap companies.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Quasar Distributors, LLC, Distributor (11/17)

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2017

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	29.99%	14.02%	17.24%	7.17%	10.75%
Russell 2000® Growth Index	20.98%	12.17%	14.28%	8.47%	9.57%
Lipper Small Cap Growth Average	19.85%	10.69%	12.63%	7.44%	9.06%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2017 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$371 million
Total Operating Expenses*	0.96%

*
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Small Cap Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2018 and will continue for an indefinite period thereafter as determined by the Board. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the Expense Cap at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 29, 2017. Please see the Fund’s Financial Highlights for the most recent expense ratio.

Top Ten Holdings (% of net assets)

MasTec, Inc.	2.7%	Summit Materials, Inc. - Class A	1.8%
Lumentum Holdings, Inc.	2.3%	ICON PLC	1.8%
Dycom Industries, Inc.	2.0%	II-VI, Inc.	1.8%
Ligand Pharmaceuticals, Inc.	2.0%	Genesee & Wyoming, Inc. - Class A	1.7%
Kinsale Capital Group, Inc.	2.0%	H&E Equipment Services, Inc.	1.7%

Sector Allocation (% of net assets)

**  Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2017

Shares		Value
COMMON STOCKS - 91.0%

Air Freight & Logistics - 4.1%
180,439	Air Transport Services
	Group, Inc.*	$4,391,885
78,438	Atlas Air Worldwide
	Holdings, Inc.*	5,161,220
81,948	XPO Logistics, Inc.*	5,554,436
		15,107,541
Auto Components - 0.6%
115,562	Horizon Global Corp.*	2,038,514

Banks - 3.0%
45,542	Bank of the Ozarks, Inc.	2,188,293
62,251	Webster Financial Corp.	3,271,290
106,220	Western Alliance
	Bancorp*	5,638,158
		11,097,741
Biotechnology - 2.5%
54,565	Ligand
	Pharmaceuticals, Inc.*	7,429,025
147,597	Natera, Inc.*	1,902,525
		9,331,550
Building Products - 0.7%
32,757	Patrick Industries, Inc.*	2,754,864

Commercial Services & Supplies - 1.8%
64,959	Advanced Disposal
	Services, Inc.*	1,636,317
259,941	Casella Waste
	Systems, Inc. - Class A*	4,886,891
		6,523,208
Communications Equipment - 3.0%
155,037	Lumentum
	Holdings, Inc.*	8,426,261
295,587	Viavi Solutions, Inc.*	2,796,253
		11,222,514
Construction & Engineering - 7.5%
87,003	Dycom Industries, Inc.*	7,471,817
69,363	Granite Construction, Inc.	4,019,586
217,805	MasTec, Inc.*	10,106,152
71,163	MYR Group, Inc.*	2,073,690
110,400	Quanta Services, Inc.*	4,125,648
		27,796,893
Construction Materials - 2.7%
29,344	Eagle Materials, Inc.	3,131,005
211,366	Summit Materials,
	Inc. - Class A*	6,770,053
		9,901,058
Distributors - 0.7%
25,399	Pool Corp.	2,747,410

Diversified Consumer Services - 1.6%
56,783	Adtalem Global
	Education, Inc.	2,035,670
43,480	Bright Horizons Family
	Solutions, Inc.*	3,748,411
		5,784,081
Diversified Telecommunication Services - 0.7%
76,465	Zayo Group
	Holdings, Inc.*	2,631,925

Electronic Equipment,
Instruments & Components - 5.1%
24,869	Coherent, Inc.*	5,848,443
106,761	Fabrinet*	3,956,562
158,686	II-VI, Inc.*	6,529,929
12,926	Littelfuse, Inc.	2,531,945
		18,866,879
Energy Equipment & Services - 2.0%
61,422	Patterson-UTI
	Energy, Inc.	1,286,177
138,601	Superior Energy
	Services, Inc.*	1,480,259
118,382	U.S. Silica Holdings, Inc.	3,678,129
41,482	Unit Corp.*	853,699
		7,298,264
Health Care Equipment & Supplies - 2.1%
88,252	Natus Medical, Inc.*	3,309,450
50,989	Nevro Corp.*	4,633,880
		7,943,330
Health Care Providers & Services - 2.3%
132,523	Acadia Healthcare
	Co, Inc.*	6,329,298
37,578	Amedisys, Inc.*	2,102,865
		8,432,163

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2017 (Continued)

Shares		Value
COMMON STOCKS - 91.0% (Continued)

Health Care Technology - 3.2%
85,627	Cotiviti Holdings, Inc.*	$3,080,859
208,509	Evolent Health, Inc. -
	Class A*	3,711,460
262,394	HMS Holdings Corp.*	5,211,145
		12,003,464
Hotels, Restaurants & Leisure - 2.5%
175,293	Del Taco
	Restaurants, Inc.*	2,688,995
115,377	Penn National
	Gaming, Inc.*	2,698,668
182,113	Pinnacle
	Entertainment, Inc.*	3,880,828
		9,268,491
Household Durables - 2.3%
32,984	Cavco Industries, Inc.*	4,866,789
77,236	Hooker Furniture Corp.	3,688,019
		8,554,808
Industrial Conglomerates - 0.6%
68,232	Raven Industries, Inc.	2,210,717

Insurance - 3.2%
74,027	AMERISAFE, Inc.	4,308,371
171,085	Kinsale Capital
	Group, Inc.	7,385,740
		11,694,111
Internet & Direct Marketing Retail - 0.9%
64,554	Liberty Expedia Holdings,
	Inc. - Class A*	3,428,463

Internet Software & Services - 4.7%
43,776	Alteryx, Inc. - Class A*	891,717
112,258	Envestnet, Inc.*	5,725,158
92,311	Mimecast Ltd*	2,623,479
84,028	MuleSoft, Inc. - Class A*	1,692,324
71,312	New Relic, Inc.*	3,551,338
49,746	The Trading
	Desk, Inc. - Class A*	3,059,876
		17,543,892
IT Services - 2.5%
39,966	WEX, Inc.*	4,484,985
126,872	WNS Holdings
	Ltd. - ADR*	4,630,828
		9,115,813
Life Sciences Tools & Services - 6.1%
19,267	Bio-Rad Laboratories,
	Inc. - Class A*	4,281,513
43,194	Bio-Techne Corp.	5,221,722
25,194	Charles River Laboratories
	International, Inc.*	2,721,456
59,286	ICON PLC*	6,751,490
46,924	PRA Health
	Sciences, Inc.*	3,574,201
		22,550,382
Machinery - 3.2%
51,130	AGCO Corp.	3,771,860
53,656	Standex
	International Corp.	5,698,267
109,702	Welbilt, Inc.*	2,528,631
		11,998,758
Oil, Gas & Consumable Fuels - 0.7%
65,056	Delek US Holdings, Inc.	1,738,947
33,807	Matador Resources Co.*	917,860
		2,656,807
Professional Services - 1.0%
67,414	On Assignment, Inc.*	3,618,783

Road & Rail - 1.7%
87,367	Genesee & Wyoming,
	Inc. - Class A*	6,466,032

Semiconductors &
Semiconductor Equipment - 7.9%
146,363	Diodes, Inc.*	4,380,645
218,020	FormFactor, Inc.*	3,673,637
95,388	Inphi Corp.*	3,785,950
67,762	Integrated Device
	Technology, Inc.*	1,801,114
110,454	Kulicke & Soffa
	Industries, Inc.*	2,382,493
98,636	Microsemi Corp.*	5,077,781

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2017 (Continued)

Shares		Value
COMMON STOCKS - 91.0% (Continued)

Semiconductors & Semiconductor
Equipment - 7.9% (Continued)
73,368	Silicon Motion
	Technology
	Corp. - ADR	$3,523,865
145,251	Tower
	Semiconductor Ltd.*	4,466,468
		29,091,953
Software - 8.2%
273,213	ACI Worldwide, Inc.*	6,223,792
63,271	Nice Ltd. - ADR	5,144,565
48,586	PTC, Inc.*	2,734,420
55,147	Tableau Software,
	Inc. - Class A*	4,129,959
43,238	Take-Two Interactive
	Software, Inc.*	4,420,221
85,043	Talend S.A. - ADR*	3,481,660
22,927	The Ultimate
	Software Group, Inc.*	4,346,959
		30,481,576
Trading Companies & Distributors - 1.9%
50,526	Foundation Building
	Materials, Inc.*	714,438
216,848	H&E Equipment
	Services, Inc.	6,331,961
		7,046,399
TOTAL COMMON STOCKS
(Cost $279,902,194)		337,208,384

EXCHANGE TRADED FUNDS: 1.1%
48,712	SPDR S&P Biotech	4,216,998

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,981,836)		4,216,998

REAL ESTATE
INVESTMENT TRUSTS - 1.3%
83,221	CyrusOne, Inc.	4,904,214

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $4,274,839)		4,904,214

SHORT-TERM INVESTMENTS - 2.7%

Money Market Funds - 2.7%
10,166,712	Invesco Short-Term
	Investments Trust
	Government
	TaxAdvantage
	Portfolio - Institutional
	Class, 0.880%(1)	10,166,712

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,166,712)		10,166,712

TOTAL INVESTMENTS
IN SECURITIES - 96.1%
(Cost $297,325,581)		356,496,308
Other Assets in
Excess of Liabilities - 3.9%		14,286,588
TOTAL NET ASSETS - 100.0%		$370,782,896

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2017 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/17 – 9/30/17).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2017 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/17	9/30/17	4/1/17 – 9/30/17*
Actual	$1,000.00	$1,117.60	$5.04
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.31	$4.81

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2017

ASSETS
Investments in securities, at value (cost $297,325,581) (Note 2)	$356,496,308
Receivables:
Investment securities sold	7,331,436
Fund shares sold	24,736,780
Dividends and interest	54,227
Prepaid expenses	18,950
Total assets	388,637,701

LIABILITIES
Payables:
Fund shares redeemed	308,164
Investment securities purchased	17,238,468
Investment advisory fees, net	219,108
Administration fees	33,745
Fund accounting fees	12,963
Custody fees	2,738
Transfer agent fees	3,735
Trustee fees	4,056
Chief Compliance Officer fees	1,500
Other accrued expenses	30,328
Total liabilities	17,854,805
NET ASSETS	$370,782,896
Net Asset Value (unlimited shares authorized):
Net assets	$370,782,896
Shares of beneficial interest issued and outstanding	9,857,125
Net asset value, offering and redemption price per share	$37.62

COMPONENTS OF NET ASSETS
Paid-in capital	$261,482,689
Undistributed net realized gain on investments	50,129,480
Net unrealized appreciation of investments	59,170,727
Net assets	$370,782,896

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2017

INVESTMENT INCOME
Income
Dividends (net of $9,636 of foreign withholding tax)	$900,740
Interest	56,432
Total investment income	957,172

EXPENSES (Note 3)
Investment advisory fees	2,343,215
Administration fees	192,259
Fund accounting fees	75,834
Custody fees	27,771
Audit fees	26,419
Transfer agent fees	24,162
Registration fees	20,104
Miscellaneous expenses	16,636
Trustees fees	15,071
Reports to shareholders	11,275
Chief Compliance officer fees	8,972
Legal fees	6,842
Insurance expenses	2,995
Interest expense	2,164
Total expenses	2,773,719
Plus: prior year fees waived subject to recoupment	8,848
Net expenses	2,782,567
Net investment loss	(1,825,395)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	66,460,598
Change in net unrealized appreciation/depreciation on investments	12,839,840
Net realized and unrealized gain on investments	79,300,438
Net increase in net assets resulting from operations	$77,475,043

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,825,395)	$(1,117,012)
Net realized gain (loss) on investments	66,460,598	(12,580,096)
Change in net unrealized
appreciation/depreciation on investments	12,839,840	34,593,612
Net increase in net assets
resulting from operations	77,475,043	20,896,504

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(37,200,174)
Total distributions to shareholders	—	(37,200,174)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares(1)	23,730,419	31,662,157
Total increase in net assets	101,205,462	15,358,487

NET ASSETS
Beginning of year	269,577,434	254,218,947
End of year	$370,782,896	$269,577,434
Accumulated net investment loss	$—	$(1,117,012)

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Value	Shares	Value
Shares Sold	2,624,770	$90,832,891	1,367,299	$37,111,950
Shares issued in
reinvested of
distributions	—	—	1,319,720	37,150,105
Shares redeemed(2)	(2,082,537)	(67,102,472)	(1,572,286)	(42,599,898)
Net increase	542,233	$23,730,419	1,114,733	$31,662,157

(2)	Net of redemption fees of $— and $363, respectively. Effective January 29, 2016 the 1.00% redemption fee was eliminated.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$28.94	$31.00	$34.25	$39.38	$29.72

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.21)	(0.12)	(0.14)	(0.17)	(0.12)
Net realized and unrealized
gain on investments	8.89	2.60	1.96	3.91	10.48
Total from
investment operations	8.68	2.48	1.82	3.74	10.36

LESS DISTRIBUTIONS:
From net realized gain	—	(4.54)	(5.07)	(8.87)	(0.70)
Total distributions	—	(4.54)	(5.07)	(8.87)	(0.70)
Paid-in capital from
redemption fees (Note 2)(2)	—	— *	— *	— *	—
Net asset value, end of year	$37.62	$28.94	$31.00	$34.25	$39.38
Total return	29.99%	8.42%	5.17%	10.09%	35.77%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$370.8	$269.6	$254.2	$274.4	$257.8
Portfolio turnover rate	139%	134%	137%	149%	137%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.95%	0.95%	0.93%	0.92%	0.93%
After fees waived/recouped	0.95%	0.95%	0.93%	0.92%	0.93%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.62)%	(0.44)%	(0.41)%	(0.46)%	(0.38)%
After fees waived/recouped	(0.62)%	(0.44)%	(0.41)%	(0.46)%	(0.38)%

(1)	Calculated using average shares outstanding method.
(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.
*	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2017

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 11, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”), and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REIT’s, BDC’s and MLP’s that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2017 (Continued)

hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017. See the Schedule of Investments for the industry breakout.

	Level 1	Level 2	Level 3	Total
Common Stocks	$337,208,384	$—	$—	$337,208,384
Exchange Traded Funds	4,216,998	—	—	4,216,998
Real Estate
Investment Trusts	4,904,214	—	—	4,904,214
Short-Term Investments	10,166,712	—	—	10,166,712
Total Investments
in Securities	$356,496,308	$—	$—	$356,496,308

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2017 (Continued)

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period. There were no transfers into or out of Level 1 or 2 as of September 30, 2017.
B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2017, the Fund had no late year losses and no post-October losses. As of September 30, 2017, there were no Capital Loss Carryovers for the Fund. As of September 30, 2017, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITS generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2017 (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charged a 1.00% redemption fee on shares held less than 60 days; however, effective January 29, 2016, the redemption fee was eliminated. This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to prior year equalization and net operating loss. For the year ended September 30, 2017, the following adjustments were made:

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)
$2,942,407	$(2,942,407)

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2017 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc. (the “Advisor”), provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended September 30, 2017, is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The amount of fees recouped by the Advisor for the year ended September 30, 2017, is disclosed in the Statement of Operations.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after payment. As of September 30, 2017, the remaining cumulative amount the Advisor may be reimbursed was $6,692. The Advisor may recapture a portion of the above unreimbursed amount no later than the dates stated below:

Date of Expiration	Amount
September 30, 2019	$6,692

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Fund to USBFS for these services for the year ended September 30, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank NA (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2017 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2017, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $402,480,389 and $393,128,023, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2017.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2017 and the year ended September 30, 2016, were as follows:

	September 30, 2017	September 30, 2016
Distributions paid from:
Net investment income	$—	$8,365,300
Long-term capital gain	—	28,834,874

As of September 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$298,453,286
Gross tax unrealized appreciation	61,971,328
Gross tax unrealized depreciation	(3,928,306)
Net tax unrealized appreciation	58,043,022
Undistributed ordinary income	9,573,613
Undistributed long-term capital gain	41,683,572
Total distributable earnings	51,257,185
Other accumulated gain (loss)	—
Total accumulated gain	$109,300,207

(a)	At September 30, 2017, the difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank NA has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the year ended September 30, 2017, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	5,050,000
Average daily loan outstanding	60,975
Credit facility outstanding as of September 30, 2017	—
Average interest rate	3.50%

Interest expenses for the year ended September 30, 2017 are disclosed in the Statement of Operations.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCM Small Cap Growth Fund, a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2017

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2017, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor via video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks,

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed its peer group median for the one-year, three-year, five-year and ten-year periods.  The Board also considered the performance of the TCM Small Cap Growth Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year, and five-year periods and underperformed for the ten-year period.  The Board also considered the Fund’s underperformance compared to the Advisor’s small cap composite for the one-year, three-year, five-year and ten-year periods ended March 31, 2017 and the reasons given by the Advisor for such differences.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to the Fund were generally in line with the fees charged by the Advisor to its similarly managed separate account clients, and to the extent the fees differed, noted it was due to a number of factors.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

specified Expense Cap.  The Board also noted the Fund’s annual expense ratio is currently operating under the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds
c/o U.S. Bancorp	Trustee	Since	(business consulting);		(34 series),
Fund Services, LLC		May	formerly, Executive Vice		PNC
2020 E. Financial Way		1991.	President and Chief		Advantage
Suite 100			Operating Officer,		Funds
Glendora, CA 91741			Integrated Asset		(1 series).
Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	Trustee,
(born 1939)		Term;	formerly, Chief Executive		The Dana
c/o U.S. Bancorp		Since	Officer, Rockefeller		Foundation.
Fund Services, LLC		May	Trust Co., (prior thereto
2020 E. Financial Way		1991.	Senior Vice President),
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc. (international
consumer products
conglomerate).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust	Served	Past Five Years	by Trustees	5 Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and		Funds
2020 E. Financial Way		2011.	Chief Financial		(24 series),
Suite 100			Officer (and other		Direxion
Glendora, CA 91741			positions), U.S. Bancorp		Shares ETF
			Fund Services, LLC		Trust
			1997-2013.		(142 series)
and Direxion
Insurance
Trust.

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee,
c/o U.S. Bancorp		Since	Executive Vice		AMG Funds
Fund Services, LLC		May	President, Investment		(67 series);
2020 E. Financial Way		1991.	Company Administration,		Advisory
Suite 100			LLC (mutual fund		Board
Glendora, CA 91741			administrator).		Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust	Served	Past Five Years	by Trustees	5 Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since November
Milwaukee, WI 53202			2007.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust	Served	Past Five Years	by Trustees	5 Years

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2017.	since October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July	U.S. Bancorp Fund
615 East Michigan St.		2011.	Services, LLC since
Milwaukee, WI 53202	Anti-Money	Indefinite	August 2004.
	Laundering	Term;
	Officer	Since
July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017, was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal revenue Section 871 (k)(2)(C) for the fiscal year ended September 30, 2017, was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Custodian
U.S. Bank NA
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

TCM Small Cap Growth Fund
	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$23,800	$23,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 6, 2017

By (Signature and Title)*    /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 6, 2017

* Print the name and title of each signing officer under his or her signature.